                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-21206

                           AEW Real Estate Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                399 Boylston Street, Boston, Massachusetts   02116
--------------------------------------------------------------------------------
               (Address of principal executive offices)   (Zip code)

                           Coleen Downs Dinneen, Esq.
                      IXIS Asset Management Advisors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (617) 449-2810

Date of fiscal year end:  January 31

Date of reporting period: July 31, 2005

Item 1. Report to Stockholders.

                       [LOGO] AEW

  AEW Real Estate Income Fund
  Semiannual Report
  July 31, 2005

AEW Management and Advisors
TABLE OF CONTENTS

Management Discussion
and Performance........Page 1

Schedule of InvestmentsPage 5

Financial Statements...Page 7

                          AEW REAL ESTATE INCOME FUND

PORTFOLIO PROFILE


Objective:
High current income is a primary objective; capital appreciation is a secondary objective

--------------------------------------------------------------------------------
Strategy:
Invests primarily in income-producing securities issued by real estate companies, including REITs

--------------------------------------------------------------------------------
Inception Date:
November 26, 2002

--------------------------------------------------------------------------------
Portfolio Manager:
Matthew A. Troxell, CFA AEW Management and Advisors, L.P.

--------------------------------------------------------------------------------
Common shares American Stock Exchange Symbol:
RIF

--------------------------------------------------------------------------------
CUSIP Numbers
Common shares:
00104H107

Preferred shares:
00104H206

--------------------------------------------------------------------------------
July 31, 2005 Market Value Per Common Share:
$19.53

Net Asset Value Per Common Share:
$23.28

Management Discussion
--------------------------------------------------------------------------------

MARKET FACTS
Real estate investment trusts (REITs) once again outperformed the stock and bond markets for the six months ended July 31, 2005. The MSCI US REIT Index (an index of U.S. REIT performance, formerly called the Morgan Stanley REIT Index) returned 24.70% for the period - substantially ahead of the 2.60% return on the Dow Jones Industrial Average and 5.45% on the Standard & Poor's 500 Index. For the same period, the Lehman Aggregate Bond Index (a broad-based index of U.S. government and corporate bonds) returned just 0.95%, while the Lehman U.S. Treasury Index (composed of Treasury bonds maturing in one year or more) returned 1.06%.

FUND PERFORMANCE
AEW Real Estate Income Fund's total return for the six months ended July 31, 2005 was 16.54% based on the market price of its common shares. These results assume that $0.69 in dividends were reinvested during the period and reflect the increase in the market price of fund shares, which rose to $19.53 from $17.40. This increase reflects investor demand, and is not directly linked to changes in the fund's net asset value, which rose to $23.28 at July 31, 2005, from $20.10 at January 31, 2005. The total return based on the net asset value of common shares was 20.26% for the fiscal period.

PORTFOLIO INFORMATION
Both the fund's common stock and preferred holdings generated strong yields and positive total returns. The apartment and office sectors were the strongest areas. Gables Residential Trust - a Florida-based company with a portfolio of upscale apartment communities in high-growth job markets - was a standout in the apartment sector. The price of Gables' shares rose significantly in early June following an announcement that the company had agreed to be acquired by a private buyer at an attractive premium. In the office sector, Kilroy Realty Corporation was among the top performers. Kilroy continues to benefit from the recovery in southern California's real estate market as well as from strong leasing and development pipelines.

No property type provided a negative return during the period, but lodging was the weakest sector. The fund's use of interest-rate swap agreements during the first six months of the year had a modest positive contribution to the fund's net asset value, while the cost of leverage through the preferred shares was a slight negative.

We made only marginal changes in the composition of the portfolio during the period, with no major changes in the fund's sector weightings. One new common stock position was added: Brandywine Realty Trust, which owns and operates suburban office and industrial properties located in the mid-Atlantic United States. In addition to being attractively valued, in our opinion, this REIT is developing a large office tower in Philadelphia, which we think will be a catalyst for continued growth over time.

As of July 31, 2005, the fund's common and preferred holdings amounted to 94.3% and 35.6% of total net assets, respectively. The ten largest holdings amounted to 32.0% of the fund's market value, and no single holding represented more than 4.3%.

OUTLOOK
Demand for real estate as an asset class (both directly and through the securities markets) continues to be robust, and we expect investor demand for REITs to remain steady, at least in the near term. However, we are cautious about REIT returns for the balance of 2005 because of their superior returns relative to the broader stock market during the past five years.

In general, we believe returns from real estate should remain competitive with other asset classes and should continue to help investors diversify their portfolio of securities. However, we also think REIT investors should expect higher and more frequent bouts of volatility, given the breadth of the REIT investor base and the uncertain direction of the U.S. economy and interest rates.

                          AEW REAL ESTATE INCOME FUND

Investment Results through July 31, 2005
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The table comparing the fund's performance to a REIT index provides a general sense of how the fund performed for the periods shown. It may be helpful to understand the differences between the two. The fund's total returns for the periods shown below include fund expenses, such as management fees/1/. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect investment results. It is not possible to invest directly in an index. Few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could. AEW Real Estate Income Fund is a leveraged fund that invests in common and preferred shares of REITs, which makes a REIT index composed of purely common shares less than a direct comparison.

Average Annual Total Returns -- July 31, 2005


                                                         SINCE
                                                      INCEPTION/1/
                                6 MONTHS/1/ 1 YEAR/1/ (11/26/02)
Total return on market value      16.54%     27.87%       20.72%
Total return on net asset value   20.26      35.51        31.13
------------------------------------------------------------------

COMPARATIVE PERFORMANCE
MSCI US REIT Index/2/             24.70      41.71     31.28/3/
------------------------------------------------------------------

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. All results include reinvestment of dividends and capital gains, including that portion of distributions designated as a return of capital, if any. The table represents past performance of the fund's common shares and does not reflect taxes shareholders might owe on any fund distributions or when they sell their shares.

Total return on market value reflects, for the periods indicated, changes in the fund's market price on the American Stock Exchange and the receipt and reinvestment of all distributions. An investor may only purchase or sell shares of the fund based upon its market price. In general, the market price of the fund is determined by supply and demand. An investor's actual return will vary depending on the market price of shares on the date of purchase and/or sale. Total return on the net asset value reflects, for the periods indicated, changes in the fund's net asset value per share, and the receipt and reinvestment of all distributions.


PORTFOLIO AS OF JULY 31, 2005


                                % of Investments as of
TEN LARGEST REIT SECTORS        7/31/05     1/31/05
------------------------------------------------------
Office                           27.1        26.1
------------------------------------------------------
Shopping Centers                 16.9        15.5
------------------------------------------------------
Healthcare                       12.6        13.5
------------------------------------------------------
Apartments                       11.9        13.9
------------------------------------------------------
Lodging/Resorts                   7.2         8.0
------------------------------------------------------
Diversified                       6.7         6.2
------------------------------------------------------
Regional Malls                    6.3         6.9
------------------------------------------------------
Industrial                        5.0         4.7
------------------------------------------------------
Factory Outlets                   2.4         2.5
------------------------------------------------------
Specialty                         1.6         1.4
------------------------------------------------------

                                % of Investments as of
TEN LARGEST HOLDINGS            7/31/05     1/31/05
------------------------------------------------------
Healthcare Realty Trust, Inc.     4.3         4.2
------------------------------------------------------
Camden Property Trust             3.9         2.8
------------------------------------------------------
HRPT Properties Trust             3.5         3.6
------------------------------------------------------
iStar Financial, Inc.             3.3         3.4
------------------------------------------------------
Senior Housing Properties Trust   3.2         3.0
------------------------------------------------------
Heritage Property Investment
 Trust                            3.0         2.7
------------------------------------------------------
Mack-Cali Realty Corp.            2.8         2.7
------------------------------------------------------
Prentiss Properties Trust         2.8         2.6
------------------------------------------------------
Arden Realty, Inc.                2.6         2.5
------------------------------------------------------
Liberty Property Trust            2.6         2.6
------------------------------------------------------

  Portfolio holdings and asset allocations will vary.

NOTES TO TABLE
/1/Fund performance has been increased by expense waivers, without which performance would have been lower.
/2/The MSCI US REIT Index is an unmanaged index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. It is not possible to invest directly in the index.
/3/The since-inception index comparison is calculated from 11/30/02.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

               BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT


The Board of Trustees, including the Independent Trustees, considers matters bearing on the Fund's advisory agreement (the "Agreement") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund's investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund's performance benchmarks,
(ii) information on the Fund's advisory fee and other expenses, including information comparing the Fund's expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints,"
(iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Fund's adviser (the "Adviser"), and
(v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (i) the Adviser's financial results and financial condition, (ii) the Fund's investment objective and strategies and the size, education and experience of the Adviser's respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) the procedures employed to determine the value of the Fund's assets, (iv) the allocation of the Fund's brokerage, (v) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser and its affiliates.

The Board of Trustees most recently approved the continuation of the Agreement at its meeting held in May, 2005. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included the following:

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. The Trustees also considered the services provided by the Adviser's affiliates to the Fund, including the monitoring and board reporting services provided. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information which compared the performance of the Fund to the performance of peer groups of funds and the Fund's performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Fund using a variety of performance metrics, including metrics which also measured the performance of the Fund on a risk adjusted basis.

After reviewing the information, the Board concluded that the Fund's performance supported the renewal of the Agreement. The Trustees also considered the Adviser's performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser and its affiliates to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund's advisory fee and total expense levels to those of its peer group and information about the advisory fee charged by the Adviser to comparable

               BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating the Fund's advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund. The Trustees noted that the Fund was significantly smaller than its peers, which negatively affected its expense ratio when compared to its peers. The Trustees also noted management's stated justification for the fee charged to the Fund, which included information about the performance of the Fund, the services provided to the Fund and management's view as to why it was appropriate that the Fund bear an advisory fee greater than its peer group median and total expenses greater than its peer group average.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser's and its affiliates' relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue in whole or in part, the performance of the Fund, the expense levels of the Fund, and whether the Adviser had implemented breakpoints and/or expense caps with respect to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense waivers. The Trustees noted that the Fund benefited from an expense waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether the Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance related resources the Adviser and its affiliates were providing to the Fund.

.. the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under separate agreements covering transfer agency and administrative services.

.. so-called "fallout benefits" to the Adviser and its affiliates. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory agreement should be continued through June 30, 2006.

            AEW REAL ESTATE INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of July 31, 2005 -- (unaudited)

Shares  Description                                Value (a)
--------------------------------------------------------------
Common Stocks -- 94.3% of Total Net Assets
        REAL ESTATE -- 1.2%
        Apartments -- 1.2%
 41,500 Municipal Mortgage & Equity LLC          $   1,097,675
                                                 -------------
        REAL ESTATE INVESTMENT TRUSTS -- 93.1%
        REITs -- Apartments -- 10.6%
 44,000 Archstone Smith Trust                        1,870,000
 82,500 Camden Property Trust                        4,560,600
 25,000 Gables Residential Trust                     1,085,750
 40,000 Mid-America Apartment Communities, Inc.      1,926,000
                                                 -------------
                                                     9,442,350
                                                 -------------
        REITs -- Diversified -- 6.2%
 90,000 iStar Financial, Inc.                        3,851,100
 70,000 Lexington Corporate Properties Trust         1,678,600
                                                 -------------
                                                     5,529,700
                                                 -------------
        REITs -- Factory Outlets -- 1.3%
 40,000 Tanger Factory Outlet Centers, Inc.          1,152,000
                                                 -------------
        REITs -- Healthcare -- 13.0%
 65,000 Health Care Property Investors, Inc.         1,810,900
121,000 Healthcare Realty Trust, Inc.                4,944,060
 80,000 Omega Healthcare Investors, Inc.             1,116,000
190,500 Senior Housing Properties Trust              3,756,660
                                                 -------------
                                                    11,627,620
                                                 -------------
        REITs -- Industrial -- 6.5%
 25,000 EastGroup Properties, Inc.                   1,085,000
 62,400 First Potomac Realty Trust                   1,644,240
 68,100 Liberty Property Trust                       3,056,328
                                                 -------------
                                                     5,785,568
                                                 -------------
        REITs -- Lodging/Resorts -- 3.8%
 55,000 Eagle Hospitality Properties Trust, Inc.       563,200
 63,000 Hospitality Properties Trust                 2,797,200
                                                 -------------
                                                     3,360,400
                                                 -------------
        REITs -- Mortgage -- 1.8%
 50,000 Ventas Inc.                                  1,614,500
                                                 -------------
        REITs -- Office -- 27.9%
 77,000 Arden Realty, Inc.                           3,074,610
 32,500 Brandywine Realty Trust, Inc.                1,053,000
 65,000 CarrAmerica Realty Corp.                     2,524,600
 77,000 Glenborough Realty Trust, Inc.               1,613,920
 95,000 Highwoods Properties, Inc.                   3,006,750
311,300 HRPT Properties Trust                        4,012,657
 43,000 Kilroy Realty Corp.                          2,240,300
 68,000 Mack-Cali Realty Corp.                       3,257,880
 30,000 Maguire Properties, Inc.                       898,500
 80,000 Prentiss Properties Trust                    3,237,600
                                                 -------------
                                                    24,919,817
                                                 -------------
        REITs -- Regional Malls -- 4.7%
 62,000 Glimcher Realty Trust                        1,788,700
 35,000 Macerich Co. (The)                           2,457,700
                                                 -------------
                                                     4,246,400
                                                 -------------
        REITs -- Shopping Centers -- 15.2%
125,000 Cedar Shopping Centers, Inc.                 1,927,500
100,000 Commercial Net Lease Realty, Inc.            2,075,000
 30,000 Equity One, Inc.                               714,000
 94,000 Heritage Property Investment Trust           3,496,800
 39,000 Inland Real Estate Corp.                       647,010
 12,000 New Plan Excel Realty Trust                    328,560

Shares  Description                                               Value (a)
-----------------------------------------------------------------------------
        REITs -- Shopping Centers -- continued
150,000 Primaris Retail 144A                                    $   1,809,315
 39,000 Ramco-Gershenson Properties Trust                           1,162,200
 55,000 Realty Income Corp.                                         1,374,450
                                                                -------------
                                                                   13,534,835
                                                                -------------
        REITs -- Specialty -- 2.1%
 20,500 Correctional Properties Trust                                 617,870
 27,000 Entertainment Properties Trust                              1,229,850
                                                                -------------
                                                                    1,847,720
                                                                -------------
        Total Real Estate Investment Trusts                        83,060,910
                                                                -------------
        Total Common Stocks (Identified Cost $52,580,923)          84,158,585
                                                                -------------
Shares
-----------------------------------------------------------------------------
Preferred Stocks -- 35.6%
        REAL ESTATE INVESTMENT TRUSTS -- 35.6%
        REITs -- Apartments -- 4.8%
 50,000 Apartment Investment & Management Co., Series G             1,331,500
 29,400 Apartment Investment & Management Co., Series R               779,100
 42,000 Apartment Investment & Management Co., Series U             1,063,020
 45,000 Apartment Investment & Management Co., Series Y             1,145,250
                                                                -------------
                                                                    4,318,870
                                                                -------------
        REITs -- Diversified -- 2.5%
 54,800 Crescent Real Estate Equities Co., Series B                 1,463,160
 30,000 Vornado Realty Trust, Series H(c)                             746,100
                                                                -------------
                                                                    2,209,260
                                                                -------------
        REITs -- Factory Outlets -- 1.8%
 35,500 Mills Corp. (The), Series B                                   933,650
 25,000 Mills Corp. (The), Series E                                   669,500
                                                                -------------
                                                                    1,603,150
                                                                -------------
        REITs -- Healthcare -- 3.3%
 50,000 Health Care Property Investors, Inc., Class F               1,275,500
 65,400 Omega Healthcare Investors, Inc., Series D                  1,713,480
                                                                -------------
                                                                    2,988,980
                                                                -------------
        REITs -- Lodging/Resorts -- 5.7%
 75,000 Boykin Lodging Co., Series A                                2,085,000
 25,000 Felcor Lodging Trust Inc., Series C                           611,250
 71,900 Hospitality Properties Trust, Series B                      1,952,085
 15,000 LaSalle Hotel Properties, Series A                            405,000
                                                                -------------
                                                                    5,053,335
                                                                -------------
        REITs -- Office -- 7.3%
 30,000 Bedford Property Investors, Inc., Series A, 144A            1,476,564
100,000 CarrAmerica Realty Corp., Series E                          2,589,000
 90,400 HRPT Properties Trust, Series B                             2,443,512
                                                                -------------
                                                                    6,509,076
                                                                -------------
        REITs -- Regional Malls -- 3.5%
 75,000 Glimcher Realty Trust, Series F                             1,955,250
 45,000 Taubman Centers Inc., Series H(c)                           1,154,250
                                                                -------------
                                                                    3,109,500
                                                                -------------
        REITs -- Shopping Centers -- 6.7%
 27,000 Cedar Shopping Centers, Inc., Series A                        729,000
 42,200 Developers Diversified Realty Corp., Series F               1,113,236
 21,300 Developers Diversified Realty Corp., Series G                 555,291
 13,000 Federal Realty Investment Trust, Series B                     339,430
  6,700 Ramco-Gershenson Properties Trust, Series B                   178,555
  9,000 Realty Income Corp., Series D                                 237,060
 27,000 Urstadt Biddle Properties, Inc., Series C                   2,880,900
                                                                -------------
                                                                    6,033,472
                                                                -------------
        Total Preferred Stocks -- Real Estate Investment Trusts
        (Identified Cost $30,510,426)                              31,825,643
                                                                -------------

                See accompanying notes to financial statements.

Investments as of July 31, 2005 -- (unaudited)

Principal
 Amount   Description                                                                     Value (a)
------------------------------------------------------------------------------------------------------
Short Term Investment -- 0.1%
$ 76,527  Repurchase Agreement with Investors Bank & Trust Co.
          dated 7/29/2005 at 2.28% to be repurchased at $76,542 on
          8/01/2005, collateralized by $74,888 Small Business Administration
          Bond, 6.125%, due 3/25/2023 valued at $80,354                                 $      76,527
                                                                                        -------------
          Total Short Term Investment (Identified Cost $76,527)                                76,527
                                                                                        -------------
          Total Investments -- 130.0%
          (Identified Cost $83,167,876)(b)                                                116,060,755
          Auction Market Preferred Shares plus cumulative unpaid
          dividends (31.4%)                                                               (28,014,942)
          Other assets less liabilities -- 1.4%                                             1,211,198
                                                                                        -------------
          Total Net Assets -- 100%                                                      $  89,257,011
                                                                                        =============
     (a)  See Note 2a of Notes to Financial Statements.
     (b)  Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
          At July 31, 2005, the net unrealized appreciation on investments based on cost of $83,167,876 for federal income tax purposes was as follows:
          Aggregate gross unrealized appreciation for all investments in which there
          is an excess of value over tax cost                                           $  32,931,565
          Aggregate gross unrealized depreciation for all investments in which there
          is an excess of tax cost over value                                                 (38,686)
                                                                                        -------------
          Net unrealized appreciation                                                   $  32,892,879
                                                                                        =============
     (c)  Non-income producing security.
   REITs  Real Estate Investment Trusts
    144A  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $3,285,879 or 3.7% of net assets.

Holdings at July 31, 2005 as a Percentage of Net Assets (unaudited)

                         Office                   35.2%
                         Shopping Centers         21.9
                         Apartments               16.6
                         Healthcare               16.3
                         Lodging/Resorts           9.5
                         Diversified               8.7
                         Regional Malls            8.2
                         Industrial                6.5
                         Factory Outlets           3.1
                         Specialty                 2.1
                         Other, less than 2% each  1.8

                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES

July 31, 2005 -- (unaudited)

            ASSETS
             Investments at cost                      $ 83,167,876
             Net unrealized appreciation                32,892,879
                                                      ------------
               Investments at value                    116,060,755
             Dividends and interest receivable             652,779
             Receivable for open swap contracts            712,970
                                                      ------------
               TOTAL ASSETS                            117,426,504
                                                      ------------
            LIABILITIES
             Dividends payable                              22,431
             Management fees payable                        44,091
             Transfer agent fees payable                     2,500
             Administrative fees payable                     6,250
             Other accounts payable and accrued
               expenses                                     79,279
                                                      ------------
               TOTAL LIABILITIES                           154,551
                                                      ------------
             Auction Preferred Shares (1,120 shares
               outstanding) at liquidation value
               plus cumulative unpaid dividends         28,014,942
                                                      ------------
            NET ASSETS APPLICABLE TO COMMON SHARES    $ 89,257,011
                                                      ============
            NET ASSETS CONSIST OF:
             Common Shares, $0.00001 par value;
               unlimited number of shares
               authorized, 3,833,390 shares issued
               and outstanding                                  38
             Additional Paid-in capital                 54,000,310
             Undistributed (overdistributed) net
               investment income                        (1,044,374)
             Accumulated net realized gain (loss)
               on investments, foreign currency
               transactions and interest rate swap
               contracts                                 2,695,188
             Net unrealized appreciation
               (depreciation) of investments and
               swap contracts                           33,605,849
                                                      ------------
            NET ASSETS APPLICABLE TO COMMON SHARES    $ 89,257,011
                                                      ============
            COMPUTATION OF NET ASSET VALUE PER
             COMMON SHARE:
               Net assets                             $ 89,257,011
                                                      ============
               Common Shares issued and outstanding      3,833,390
                                                      ============
               Net asset value per share
                ($89,257,011/3,833,390 shares of
                beneficial interest)                  $      23.28
                                                      ============
               Market Value (closing price per
                share on American Stock Exchange)     $      19.53
                                                      ============

                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

Six Months Ended July 31, 2005 -- (unaudited)

   NET INVESTMENT INCOME
    Dividends                                          $           2,485,145
    Interest                                                           5,787
    Less net foreign taxes withheld                                   (8,159)
                                                       ---------------------
                                                                   2,482,773
                                                       ---------------------
    Expenses
      Management fees                                                432,819
      Trustees' fees and expenses                                     31,006
      Administrative fees                                             75,000
      Custodian fees                                                  19,033
      Transfer agent fees                                              7,208
      Audit and tax services                                          14,560
      Legal fees                                                      35,913
      Reports to shareholders                                         15,692
      Preferred stock auction fees                                    35,194
      Rating agency fees                                               5,455
      American Stock Exchange fees                                     7,439
      Miscellaneous                                                    7,960
                                                       ---------------------
    Total expenses before waivers                                    687,279
      Less waivers                                                  (226,539)
                                                       ---------------------
    Net expenses                                                     460,740
                                                       ---------------------
    Net investment income                                          2,022,033
                                                       ---------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND
    INTEREST RATE SWAP CONTRACTS
    Realized gain (loss) on:
      Investments - net                                            2,770,907
      Interest rate swap contracts - net                             (32,560)
      Foreign currency transactions - net                                 55
    Change in unrealized appreciation (depreciation)
      of:
      Investments - net                                           10,196,274
      Interest rate swap contracts - net                             301,205
                                                       ---------------------
    Net realized and unrealized gain (loss) on
      investments, foreign currency transactions and
      interest rate swaps                                         13,235,881
                                                       ---------------------

   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                               15,257,914
   LESS DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
    Net investment income                                           (421,368)
                                                       ---------------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS APPLICABLE TO COMMON SHARES             $          14,836,546
                                                       =====================

                See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                              Six Months Ended
                                                                                                                  July 31,
                                                                                                              2005 (unaudited)
                                                                                                           ---------------------
                                                                                                           ---------------------
FROM OPERATIONS:
  Net investment income                                                                                    $           2,022,033
  Net realized gain (loss) on investments, foreign currency transactions and interest rate swap contracts              2,738,402
  Net change in unrealized appreciation (depreciation) of investments and interest rate swap contracts                10,497,479
                                                                                                           ---------------------
  Increase (decrease) in net assets resulting from operations                                                         15,257,914
                                                                                                           ---------------------
LESS DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
  Net investment income                                                                                                 (421,368)
  Short-Term capital gain                                                                                                     --
  Long-Term capital gain                                                                                                      --
                                                                                                           ---------------------
  Increase (decrease) in net assets from operations applicable to common shares                                       14,836,546
                                                                                                           ---------------------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income                                                                                               (2,645,039)
  Short-Term capital gain                                                                                                     --
  Long-Term capital gain                                                                                                      --
  Return of capital                                                                                                           --
                                                                                                           ---------------------
                                                                                                                      (2,645,039)
                                                                                                           ---------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS (Note 6):                                           --
                                                                                                           ---------------------
  Total increase (decrease) in net assets                                                                             12,191,507
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
  Beginning of period                                                                                                 77,065,504
                                                                                                           ---------------------
  End of period                                                                                            $          89,257,011
                                                                                                           =====================
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME                                                      $          (1,044,374)
                                                                                                           =====================

                                                                                                                Year Ended
                                                                                                                January 31,
                                                                                                                   2005
                                                                                                           ---------------------
                                                                                                           ---------------------
FROM OPERATIONS:
  Net investment income                                                                                    $           4,290,514
  Net realized gain (loss) on investments, foreign currency transactions and interest rate swap contracts              1,329,782
  Net change in unrealized appreciation (depreciation) of investments and interest rate swap contracts                 2,151,993
                                                                                                           ---------------------
  Increase (decrease) in net assets resulting from operations                                                          7,772,289
                                                                                                           ---------------------
LESS DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
  Net investment income                                                                                                 (316,968)
  Short-Term capital gain                                                                                                 (1,132)
  Long-Term capital gain                                                                                                (136,081)
                                                                                                           ---------------------
  Increase (decrease) in net assets from operations applicable to common shares                                        7,318,108
                                                                                                           ---------------------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income                                                                                               (3,949,554)
  Short-Term capital gain                                                                                                (14,108)
  Long-Term capital gain                                                                                              (1,695,623)
  Return of capital                                                                                                      (96,550)
                                                                                                           ---------------------
                                                                                                                      (5,755,835)
                                                                                                           ---------------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS (Note 6):                                           --
                                                                                                           ---------------------
  Total increase (decrease) in net assets                                                                              1,562,273
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
  Beginning of period                                                                                                 75,503,231
                                                                                                           ---------------------
  End of period                                                                                            $          77,065,504
                                                                                                           =====================
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME                                                      $                  --
                                                                                                           =====================

                See accompanying notes to financial statements.

                             FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.

                                                                                                           For the Period
                                 Six Months Ended                Year Ended January 31,                     November 26,
                                  July 31, 2005                  ----------------------                    2002* through
                                   (unaudited)                2005                     2004               January 31, 2003
                               -------------------  -------------------      -------------------      -------------------
                               -------------------  -------------------      -------------------      -------------------
Net Asset Value, Beginning of
 Period (Common Shares)        $             20.10  $             19.70      $             14.03      $            14.33 (a)
                               -------------------  -------------------      -------------------      -------------------
Income from Investment
 Operations:
 Net Investment Income (b)                    0.53                 1.12                     0.99                     0.09
 Net Realized and Unrealized
   Gain (Loss) on Investments                 3.45                 0.90                     6.71                    (0.24)
                               -------------------  -------------------      -------------------      -------------------
Total From Investment
 Operations                                   3.98                 2.02                     7.70                    (0.15)
                               -------------------  -------------------      -------------------      -------------------
Less Distributions to
 Preferred Shareholders:
 Dividends From Net
   Investment Income                         (0.11)               (0.08)                   (0.05)                      --
 Distributions From Net
   Realized Short-Term Gains                    --                (0.00) (f)               (0.03)                      --
 Distributions From Net
   Realized Long-Term Gains                     --                (0.04)                   (0.00) (f)                  --
                               -------------------  -------------------      -------------------      -------------------
Total From Investment
 Operations Applicable to
 Common Shareholders                          3.87                 1.90                     7.62                    (0.15)
                               -------------------  -------------------      -------------------      -------------------
Less Distributions to Common
 Shareholders:
 Dividends From Net
   Investment Income                         (0.69)               (1.03)                   (1.00)                   (0.09)
 Distributions From Net
   Realized Short-Term Gains                    --                (0.00)(f)                (0.72)                   (0.00) (f)
 Distributions From Net
   Realized Long-Term Gains                     --                (0.44)                   (0.07)                   (0.01)
 Distributions From Paid In
   Capital                                      --                (0.03)                      --                    (0.02)
                               -------------------  -------------------      -------------------      -------------------
Total Distributions to Common
 Shareholders                                (0.69)               (1.50)                   (1.79)                   (0.12)
                               -------------------  -------------------      -------------------      -------------------
Common Shares Offering Costs
 Charged to Paid-in Capital                     --                   --                       --                    (0.03)
                               -------------------  -------------------      -------------------      -------------------
Preferred Shares Underwriting
 Commissions and Offering
 Costs                                          --                   --                    (0.16)                      --
                               -------------------  -------------------      -------------------      -------------------
Net Asset Value, End of the
 Period (Common Shares)        $             23.28  $             20.10      $             19.70      $             14.03
                               ===================  ===================      ===================      ===================
Market Value, End of Period
 (Common Shares)               $             19.53  $             17.40      $             17.87      $             14.55
                               ===================  ===================      ===================      ===================
Total Return on Market Value
 (%) (j)                                     16.54                 6.11                    37.45                    (2.23) (c)
Total Return on Net Asset
 Value (%) (i)(j)                            20.26                11.19                    56.84                    (1.29) (c)
Ratio of Expenses to Average
 Net Assets Applicable to
 Common Shares, Before
 Waivers (%) (e)                              1.71                 1.81                     2.00                     1.85
Ratio of Expenses to Average
 Net Assets Applicable to
 Common Shares, After Waivers
 (%) (d)(e)                                   1.15                 1.23                     1.38                     1.37
Ratio of Net Investment
 Income to Average Net Assets
 Applicable to Common Shares,
 Before Waivers (%) (e)                       4.47                 5.11                     5.35                     2.80
Ratio of Net Investment
 Income to Average Net Assets
 Applicable to Common Shares,
 After Waivers (%) (e)                        5.03                 5.69                     5.97                     3.28
Portfolio Turnover Rate (%)                      6                    8                       31                        1
Net Assets Applicable to
 Common Shares, End of Period
 (000's)                       $            89,257  $            77,066      $            75,503      $            53,776

Auction Market Preferred
 Shares
Total Shares Outstanding                     1,120                1,120                    1,120                       --
Asset Coverage Per Share (g)   $           104,707  $            93,820      $            92,414      $                --
Involuntary Liquidation
 Preference Per Share (h)      $            25,000  $            25,000      $            25,000      $                --
Approximate Market Value Per
 Share                         $            25,000  $            25,000      $            25,000      $                --

*  Commencement of operations.
(a)Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.00 offering price.
(b)Calculated using the average common shares outstanding during the period.
(c)Total return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675 paid by the shareholder on the first day and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $15.00 on the first day and a sale at the current market price of the last day of the period.
(d)The investment adviser and the Fund's administrator agreed to waive a portion of their fees during the period. Without these waivers, expense ratios would have been higher.
(e)Computed on an annualized basis for periods less than one year.
(f)Amount rounds to less than $0.01 per share.
(g)Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.
(h)Plus accumulated and unpaid dividends.
(i)Had certain expenses not been reduced during the period total return would have been lower.
(j)Periods less than one year are not annualized.

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

July 31, 2005 -- (unaudited)

1. Organization. AEW Real Estate Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified closed-end management investment company. The Fund is organized under the laws of the Commonwealth of Massachusetts by an Amended and Restated Agreement and Declaration of Trust dated October 10, 2002. The Fund's primary investment objective is high current income; the Fund's secondary investment objective is capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in the United States real estate industry.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities for which market quotations are readily available are valued at market price on the basis of valuations furnished to the Fund by a pricing service which has been authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of less than sixty days) are generally valued at market price on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. Securities traded on foreign exchanges are valued at the market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the closing of that exchange will materially affect a security's value. In that case the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing its securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund's net asset value is calculated. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser, pursuant to the procedures approved by the Board of Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in dividends received from the Fund's investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when recovery of such taxes is uncertain. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal periods, resulting from changes in exchange rates.

d. Federal and Foreign Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made. The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

e. Dividends and Distributions to Shareholders. The Fund intends to make regular monthly cash distributions to common shareholders at a level rate based on the projected performance of the Fund. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend period for Auction Market Preferred Shares ("AMPS") is generally seven days. For the year ended January 31, 2005 the dividend rates for AMPS ranged from 0.79% to 2.50%. The dividend rate for AMPS on January 31, 2005 was 2.47%. In addition, at least annually, the Fund intends to distribute net capital gains, if any.

July 31, 2005 -- (unaudited)

The characterization of certain income and capital gain distributions are determined annually on a calendar year basis in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. When the Fund identifies the character of distributions paid by REITs in the previous calendar year, certain distributions to Fund Shareholders may be redesignated as capital gain distributions or, if in excess of taxable income, as a return of capital. For the year ended January 31, 2005, the character of distributions paid as disclosed within the Statement of Changes in Net Assets includes certain calendar year federal tax-based amounts and corresponding estimates for the period from January 1 through January 31, 2005 of ordinary income, capital gains and return of capital based on dividends received from REITs. For the six months ended July 31, 2005, no redesignations have been made with respect to distributions paid as disclosed within the Statement of Changes in Net Assets.

Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to the capital accounts.

The tax character of distributions paid for the year ended January 31, 2005 was as follows:

                                                     2005
                   -                              -----------
                   Distributions from:
                    Net investment income         $ 3,906,427
                    Long-term capital gain          2,207,039
                    Non-taxable return of capital      96,550

Differences between these amounts and those reported on the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for interest rate swaps and short-term capital gains.

f. Swap Agreements. The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return and forward swap spread lock swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates. See Note 7 for a summary of the open swap agreements as of July 31, 2005.

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The Fund's investment adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

h. Indemnifications. Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Auction Market Preferred Shares. On February 10, 2003, the Fund issued 1,120 shares of Series M AMPS with proceeds of $28,000,000 in a public offering. Underwriting commissions and offering costs of $601,187 ($0.16 per common share) were incurred in connection with the offering and were charged directly to paid-in-capital of the common shares. Dividends on the AMPS are cumulative at a rate which was established at the offering of the AMPS and has been reset every seven days thereafter by an auction. The Fund pays annual fees equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The AMPS may also be subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund defaults on its asset maintenance requirements with respect to the AMPS and fails to cure such a default within the time permitted. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and

July 31, 2005 -- (unaudited)

the common shares have equal voting rights of one vote per share, except that the holders of the AMPS, as a separate class, have the right to elect at least two members of the Board of Trustees and to vote under certain other circumstances specified in the Fund's By-Laws. The AMPS have a liquidation preference of $25,000 per share. The Fund is required to maintain certain asset coverage with respect to the AMPS as defined in the Fund's By-Laws.

4. Purchases and Sales of Securities. For the six months ended July 31, 2005, purchases and sales of securities (excluding short-term investments) were $6,814,031 and $7,317,545, respectively.

5. Management Fees and Other Transactions with Affiliates.

a. Management Fees. AEW Management and Advisors, L.P. ("AEW") serves as the investment adviser to the Fund. AEW is an affiliate of AEW Capital Management,
L. P., a wholly owned subsidiary of IXIS Asset Management North America, L.P. ("IXIS North America"). Under the terms of the management agreement, the Fund pays a monthly management fee computed at the annual rate of 0.80% of the average daily managed assets of the Fund (which include the liquidation preference of any preferred shares and the principal amount of any borrowings used for leverage).

AEW has contractually agreed to waive a portion of its management fees in the amount of 0.25% of the Fund's average daily managed assets during the first five years of the Fund's operations, 0.20% of average daily managed assets in year six, 0.15% of average daily managed assets in year seven, 0.10% of average daily managed assets in year eight, and 0.05% of average daily managed assets in year nine.

AEW has also agreed to waive an additional portion of its management fees in the amount of 0.10% of the Fund's average daily managed assets. This waiver is voluntary and may be terminated by the investment adviser at any time without notice.

For the six months ended July 31, 2005, management fees and waivers for the Fund were as follows:

                                                 Percentage of
                                               Average Daily Net
               Gross    Waiver of     Net            Assets
             Management Management Management        ------
                Fee        Fee        Fee       Gross        Net
                ---        ---        ---       -----        ---
             $432,819   $189,039   $243,780     0.80%       0.45%

b. Administrative Expense. During the period, IXIS Asset Management Advisors, L.P. ("IXIS Advisors") performed certain administrative services for the Fund and subcontracted with Investors Bank & Trust Company ("IBT") to serve as subadministrator. The Fund paid IXIS Advisors a fee for these services at the annual rate of 0.0600% of the first $300 million of the Fund's average daily managed assets, and 0.0575% of such assets in excess of $300 million, subject to an annual minimum fee of $150,000.

IXIS Advisors has agreed to voluntarily waive a portion of its fee. This waiver is voluntary and may be terminated by IXIS Advisors at any time without notice.

For the six months ended July 31, 2005, the following was paid to IXIS Advisors for administrative services:

                                                       Percentage of
                                                       Average Daily
           Gross        Waiver of         Net          Managed Assets
       Administrative Administrative Administrative    --------------
            Fee            Fee            Fee         Gross        Net
            ---            ---            ---         -----        ---
          $75,000        $37,500        $37,500       0.14%       0.07%

Effective September 1, 2005, State Street Bank and Trust Company became the subadministrator for the Fund.

c. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of IXIS North America or its affiliates. Each Trustee who is an independent Trustee of the Fund receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $2,000 while each committee chairman receives a retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional Board or Committee meeting in excess of four meetings per year, at the rate of $375 and $200, respectively. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Additionally, the Board of Trustees has approved the use of Fund assets to pay its portion of the annual salary for 2005 of an employee of IXIS Advisors who supports the Fund's Chief Compliance Officer. For the period ended July 31, 2005, the Fund's portion of such expense was $534.

July 31, 2005 -- (unaudited)


6. Shares of Beneficial Interest. The Amended and Restated Agreement and Declaration of Trust permits the Fund's Trustees to issue an unlimited number of common shares, $0.00001 par value per share. For the six months ended
July 31, 2005, and the year ended January 31, 2005, there were no transactions in common shares.

7. Swap Contracts.

                                                                              Unrealized
                      Expiration                                            Appreciation/
  Notional Amount        Date                  Description                  (Depreciation)
-------------------   ----------               -----------                  --------------
                       --------  ---------------------------------------  -------------------
Interest Rate Swaps

       $  2,800,000    3/1/2006  Agreement with Bank of America dated     $            25,922
                                 2/28/2003 to pay the notional amount
                                 multiplied by 2.345% and to receive the
                                 notional amount multiplied by the 1
                                 week Floating Rate London Interbank
                                 Offering Rate ("LIBOR") adjusted by a
                                 specific spread.

       $ 14,000,000    3/3/2008  Agreement with Bank of America dated                 412,253
                                 2/28/2003 to pay the notional amount
                                 multiplied by 3.104% and to receive the
                                 notional amount multiplied by the 1
                                 week Floating Rate LIBOR adjusted by a
                                 specific spread.

       $  8,400,000    3/1/2010  Agreement with Bank of America dated                 274,795
                                 2/28/2003 to pay the notional amount
                                 multiplied by 3.622% and to receive the
                                 notional amount multiplied by the 1
                                 week Floating Rate LIBOR adjusted by a
                                 specific spread.
                                                                          -------------------
                                                                          $           712,970
                                                                          ===================

8. Other. On July 1, 2005, the Fund declared three monthly dividends of $0.115 per common share for the months of July, August and September payable on July 29, August 26, and September 30, respectively. Characterization of the dividends for tax purposes may result in a portion of the dividends being designated as a return of capital. Such designations are determined at the end of the Fund's fiscal year.

9. Restatement of Annual Report. The information presented in the Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended January 31, 2005 was restated to reflect the reclassification of certain distributions paid from net investment income to distributions paid from capital gains. These reclassifications had no effect on total distributions paid or net assets.

                           SHAREHOLDER PROXY RESULTS


It is currently anticipated that the Fund's 2006 annual meeting of Shareholders will be held in May 2006. Shareholders submitting any proposals for the Fund intended to be presented at the 2006 annual meeting must ensure that such proposals are received by the Fund, in good order and in compliance with all applicable legal requirements and the requirements of the Fund's Bylaws, no later than March 12, 2006 and not earlier than February 25, 2006. Shareholders that wish for the Fund to include a proposal in the proxy statement for next year's annual meeting of Shareholders must submit their proposal so that it is received by the Fund no later than December 28, 2005. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund's Bylaws. Shareholder proposals should be addressed to the attention of the Secretary of the Fund.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may, from time to time, repurchase its shares in the open market at the option of the Board of Trustees and on such terms as the Board of Trustees shall determine.

Shareholder Meeting (unaudited)

At the annual meeting (the "Meeting") of shareholders held on June 15, 2005, shareholders of the AEW Real Estate Income Fund voted for the following proposal:

             1. Election of Trustees

                               For      Against Abstained* Total Votes
         -                     ---      ------- ---------- -----------
         Charles D. Baker  3,739,074.41 49,029      0      3,788,103.41
         John A. Shane     3,737,204.41 50,899      0      3,788,103.41
         Cynthia L. Walker 3,738,874.41 49,229      0      3,788,103.41
         Sandra O. Moose**          681      1      0               682

*  Includes Broker Non-Votes (if any).
** Preferred Shares Trustee.

Messrs. Graham T. Allison, Jr., Edward A. Benjamin, Daniel M. Cain, Paul G. Chenault, Kenneth J. Cowan, Richard Darman, Robert J. Blanding and John T. Hailer, Trustees of the Fund, each have terms of office as Trustee that continued after the Meeting. Mr. Charles D. Baker and Ms. Cynthia L. Walker became Trustees of the Fund in June 2005.

The statement of additional information includes additional information about Trustees of the Fund and is available, without charge, upon request, by calling
(800) 862-4863.

                            ADDITIONAL INFORMATION


                     IXIS Asset Management Advisors, L.P.
                          AEW Real Estate Income Fund

Notice of Privacy Policies and Practices
We/1/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers/2/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

Types of Information Gathered
We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customers.

How We Use the Information
We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are no affiliated with us have agreed not to use this information for any other purpose.

Policies and Practices to Protect Confidential Information
Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

/1/ For purposes of this notice the term "We" includes AEW Real Estate Income Fund and IXIS Asset Management Advisors, L.P.

/2/ For purposes of this notice, the terms customer or customer's include both shareholders of AEW Real Estate Income Fund and individuals who provide nonpublic personal information, but do not invest in the Fund.


Proxy voting information
A description of the Fund's proxy voting policies and the procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling IXIS Advisor Funds at 800-862-4863; on the Fund's web site, www.ixisag.com/aew_rif; and on the Securities and Exchange's website at www.sec.gov. Information describing how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available from the Fund's website and the SEC website.

Quarterly portfolio schedule
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] AEW



                                                                   CEAEW58-0705

Item 2. Code of Ethics.
Not applicable

Item 3. Audit Committee Financial Expert.
Not applicable

Item 4. Principal Accountant Fees and Services.
Not applicable

Item 5. Audit Committee of Listed Registrants.
Not applicable

Item 6. Schedule of Investments.
Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

[FUND ADMIN SUPPLYING DATA FOR TABLE BELOW]

-------------------------------------------------------------------------------------------------------------
                                                                                         (d)
                                                                                         Maximum Number (or
                                                                   (c)                   Approximate Dollar
                                                                   Total Number of       Value) of Shares
                                                                   Shares (or Units)     (or Units) that
                        (a)                                        Purchased as Part     May Yet Be
                        Total Number of       (b)                  of Publicly           Purchased Under
                        Shares (or Units)     Average Price Paid   Announced Plans or    the Plans or
Period                  Purchased             Per Share (or Unit)  Programs              Programs
-------------------------------------------------------------------------------------------------------------
February 1 through      1,365.760             17.73                1,365.760             N/A
February 28
-------------------------------------------------------------------------------------------------------------
March 1 through         2,621.850             17.88                2,621.850             N/A
March 31
-------------------------------------------------------------------------------------------------------------
April 1 through         N/A                   N/A                  N/A                   N/A
April 30
-------------------------------------------------------------------------------------------------------------
May 1 through           1,298.847             17.73                1,298.847             N/A
May 31
-------------------------------------------------------------------------------------------------------------
June 1 through          2,501.176             18.36                2,501.176             N/A
June 30
-------------------------------------------------------------------------------------------------------------
July 1 through          N/A                   N/A                  N/A                   N/A
July 31
-------------------------------------------------------------------------------------------------------------
TOTAL                   7,787.633             17.98                7,787.633             N/A
-------------------------------------------------------------------------------------------------------------

Item 10. Submission of Matters to a Vote of Securities Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11.  Controls and Procedures.

Subsequent to the filing with the Securities and Exchange Commission and mailing to shareholders of the annual report of the registrant for the period ended January 31, 2005, it was determined that the financial statements and related footnotes for such period contained certain misstatements regarding the characterization of distributions paid by the registrant.

After reviewing the misstatements and consulting with the Fund's counsel and auditors, management decided that was in the best interest of the registrant and its shareholders to restate the financial statement balances and related footnotes contained in the annual report for the period ended January 31, 2005 to correct the misstatements.

The restatement of the financial statements did not change the registrant's total return or net asset value as of the financial statement date or the total amounts distributed to any shareholders during the periods in question. Instead, the adjustments only resulted in reclassification of the character of distributions paid by the registrant.

In connection with the restatement of the financial statements, the registrant's principal executive and principal financial officers reevaluated the registrant's disclosure controls and procedures within 90 days of the amended report and determined that those disclosure controls and procedures were not effective for the period ended January 31, 2005 in that there was a failure by certain service providers of the registrant to follow the process for redesignating distributions made by the registrant to its shareholders resulting from the determination of the estimated tax character of the corresponding income earned by the Fund from its investments in Real Estate Investment Trusts (REITs). The Chief Financial Officer and Chief Executive Officer of the registrant disclosed to the registrant's auditors, PricewaterhouseCoopers LLP, and the Audit Committee of the registrant's Board of Trustees their conclusion that the failure to follow the above-mentioned process was a significant deficiency in the operation of the registrant's internal control over financial reporting.

The registrant has remediated the significant deficiency in the operation of its internal control over financial reporting with respect to the process for adjusting shareholder distributions based upon the character of dividends received from REITs. Such remedial actions included the following:

        . Management discussed with each service provider the cause of the error and the corrective actions they have taken, or are taking, to detect and/or prevent future errors of this type. It is worth noting that the registrant changed service providers for fund accounting and sub-administration services effective September 1, 2005. Management has evaluated the successor service provider's internal controls and procedures concerning this matter to ensure that they are complete and effective.

        . Management hired a tax professional to help oversee the service providers' work in greater detail.

        . In the future, the registrant will wait until actual REIT information becomes available, to the extent possible, and will include this information in the financial statements rather than rely on estimates of such information.

In connection with this filing, the registrant's principal executive and principal financial officers have, within 90 days of this report, evaluated the registrant's disclosure controls and procedures currently in effect, including the remedial actions discussed above, and concluded that the registrant's disclosure controls and procedures are effective and operating properly.

Other than as described above, there was no change in the registrant's internal control over financial reporting during the quarter ended July 31, 2005 that materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting. However, during the quarter ended July 31, 2005, the registrant undertook some of the remedial actions described above.

Item 12. Exhibits.

        (a) (1) Not applicable.
        (a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), are filed herewith as exhibits
            (a)(2)(1) and a(2)(2), respectively.
        (a) (3) Not applicable.
        (b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        AEW Real Estate Income Fund

                                        By: /s/ John T. Hailer
                                            ------------------------------------
                                        Name:  John T. Hailer
                                        Title: President and Chief Executive
                                                Officer
                                        Date:  September 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                        By: /s/ John T. Hailer
                                            ------------------------------------
                                        Name:  John T. Hailer
                                        Title: President and Chief Executive
                                                Officer
                                        Date:  September 29, 2005

                                        By: /s/ Michael C. Kardok
                                            ------------------------------------
                                        Name:  Michael C. Kardok
                                        Title: Treasurer
                                        Date:  September 29, 2005